UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: November 5, 2008

(Date of earliest event reported)

TENET HEALTHCARE CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	1-7293	95-2557091
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

13737 Noel Road

Dallas, Texas 75240

(Address of principal executive offices, including zip code)

(469) 893-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 5, 2008, the Board of Directors (the “Board”) of Tenet Healthcare Corporation (the “Registrant”), upon recommendation of the Nominating and Corporate Governance Committee of the Board, approved amendments to and a restatement of the Registrant’s Restated Bylaws (as amended, the “Restated Bylaws”). The Restated Bylaws amend the prior bylaws of the Registrant in the following principal respects:

•	The Restated Bylaws amend and restate Section 2.10, which applies to shareholders seeking to propose business or nominate directors at a shareholders’ meeting, to:

•	Consolidate the advance notice requirements previously contained in Sections 2.10 and 3.4 into Section 2.10.

•

Provide that the only business conducted at a special meeting will be business brought before the meeting by the Registrant in its notice of meeting (which requirement is also reflected in an amendment to Section 2.3, which applies to special meetings).

•

Explicitly provide that Section 2.10 applies to all shareholder proposals of business or nominations and is the exclusive means for a shareholder to submit such business or nominations, other than proposals properly brought under Rule 14a-8 of the federal proxy rules (which provides its own procedural requirements).

•

Expand the required disclosure regarding any shareholder making such proposals or nominations and regarding a person proposed to be nominated for election as a director to include, among other things, all ownership interests, hedges, economic incentives (including synthetic or temporary stock ownership), and rights to vote any shares of any security of the Registrant. In addition, such advance notice must disclose any material agreements between such shareholder and any other persons relating to such proposal or nomination and any material interest of such shareholder in such proposal or nomination. Also, certain information provided in the required notice must be updated so that such information is provided (1) as of the date of the notice, (2) no later than five business days following the record date, (3) within two business days of any change in such information and (4) as of the close of business on the day preceding the meeting date.

•

Require a person proposed by a shareholder to be nominated for election as a director to (1) deliver a completed questionnaire regarding such person’s background and qualifications, (2) disclose any compensatory or other material agreements among the nominating shareholder, its affiliates and associates and the proposed nominee and (3) represent that he or she has no voting agreements and no undisclosed compensation arrangements and will comply upon election with the Registrant’s publicly disclosed governance, conflict of interest, confidentiality and stock trading policies.

•

Allow a shareholder’s notice to be considered timely if, in the event the number of directors to be elected to the Board is increased and there is no public announcement of such action at least 100 days prior to the first anniversary of the preceding year’s annual meeting, such notice is delivered by the close of business on the 10th day following such announcement.

•

Require inclusion, if the advance notice relates to any business other than the nomination of persons for election as directors, of the text of any resolutions proposed to be adopted, the language of any proposed amendments to the Restated Bylaws, and a description of all agreements between the shareholder bringing the proposal and any other person.

•	Require that the shareholder making proposals for business or nominations be a shareholder of record of the Company’s stock at the time of giving of notice and at the time of the meeting.

•	The Restated Bylaws amend and restate Article X, which applies to indemnification of directors and officers, to:

•

Provide for mandatory indemnification, to the fullest extent permitted by law, of any present or former director or officer of the Registrant or any of its affiliates or subsidiaries who has served as such a director or officer on or after the effective date of the Restated Bylaws (each, an “Indemnitee”), for all expenses, liabilities, losses or other specified amounts, resulting from a legal proceeding arising from any occurrence that takes place after the adoption of the Restated Bylaws and that relates to the fact that such Indemnitee is or was a director or officer of the Registrant or any of its affiliates or subsidiaries, or at the request of the Registrant, served in one of several specified capacities with respect to another entity.

•	Provide that the Registrant is not required to indemnify an Indemnitee in connection with any legal proceeding initiated by the Indemnitee except under certain specified circumstances.

•

Require the advancement of expenses to an Indemnitee upon receipt of an undertaking by the Indemnitee to repay if it is ultimately determined that the Indemnitee is not entitled to be indemnified by the Registrant.

•

Provide that (1) when making a determination of whether an Indemnitee is entitled to indemnification under the Restated Bylaws, there is a presumption that the Indemnitee is entitled to indemnification and the Registrant has the burden of proof to overcome that presumption and (2) that, in an Indemnitee’s lawsuit to enforce its right to indemnification under the Restated Bylaws, the Registrant must prove with clear and convincing evidence that the Indemnitee is not entitled to indemnification.

•

Require the Registrant to indemnify an Indemnitee for expenses (and, if requested by an Indemnitee, to advance such expenses on such terms and conditions as the Board deems appropriate) that are incurred by an Indemnitee in a lawsuit to enforce the Indeminitee’s indemnification rights under the Restated Bylaws.

•	Provide that rights to indemnification under the Restated Bylaws are non-exclusive, have certain survival rights and are deemed to be contractual rights.

•

Provide that the Registrant has the power to purchase insurance or make other financial arrangements on behalf of an Indemnitee for any liability and any related expenses, except that no such financial arrangement may provide protection for a person adjudged by a court of competent jurisdiction to be liable for intentional misconduct, fraud or a knowing violation of law, except with respect to indemnification or advancement of expenses ordered by a court.

The amendments to the advance notice requirements are intended to clarify the intent of such provisions in light of recent developments in corporate law and to enhance the Board’s ability to analyze shareholder proposals. The amendments to the indemnification provisions are intended to enhance the Registrant’s ability to recruit and retain directors and officers. The prior bylaws provided that indemnification of directors and officers was permissive.

The preceding summary does not purport to be complete and is qualified in its entirety by reference to the Restated Bylaws, which are attached hereto as Exhibit 3(a) and incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

3(a)	Restated Bylaws of the Registrant, as amended and restated effective November 5, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION

By:	/s/ Gary Ruff
Gary Ruff
General Counsel

Date: November 12, 2008

EXHIBIT INDEX

3(a)	Restated Bylaws of the Registrant, as amended and restated effective November 5, 2008